UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

There are statements in this Current Report on Form 8-K that are not historical facts. These “forward-looking statements” can be identified by use of terminology such as “anticipate,” “believe,” “estimate,” “expect,” “hope,” “intend,” “may,” “plan,” “positioned,” “project,” “propose,” “should,” “strategy,” “will,” or any similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. Although we believe that our assumptions underlying such forward-looking statements are reasonable, we do not guarantee our future performance, and our actual results may differ materially from those contemplated by these forward-looking statements. Our assumptions used for the purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances, including the development, acceptance and sales of our products and our ability to raise additional funding sufficient to implement our strategy. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. In light of these numerous risks and uncertainties, we cannot provide any assurance that the results and events contemplated by our forward-looking statements contained in this Current Report on Form 8-K will in fact transpire. These forward-looking statements are not guarantees of future performance. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

ITEM 8.01 OTHER EVENTS

On January 8, 2016, Cardax, Inc. (the “Company”) decided to suspend development of ASTX-1F, one of its proprietary astaxanthin consumer health product candidates. The Company previously stated that it intended to launch an ASTX-1F product during 2016.

The Company was recently informed by its principal ASTX-1F development collaborator that it determined that there are certain technical issues which, together with other business and regulatory issues, materially impede the formulation of ASTX-1F as a commercially viable product for the consumer health market. This collaborator had previously agreed to use its commercially reasonable efforts to develop formulations and take other commercialization steps related to ASTX-1F.

Consequently, the Company believes that its proposed ASTX-1F product candidate would not be commercially viable without further extensive development, which may likely render this product too costly for commercial viability.

The Company believes that its resources should be used to continue the development of its CDX-085 product candidate and, on a limited basis, explore development of ASTX-1F and other astaxanthin formulations with different manufacturers that may be able produce product candidates for the consumer health market on a commercially viable basis.

CDX-085 is the Company’s patented astaxanthin single isomer ester which, as previously disclosed, also demonstrated superior plasma exposure versus microalgal astaxanthin in a monkey study. The Company believes that the technical issues presented with the ASTX-1F product candidate will not be material in the commercial development of its CDX-085 product candidate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2016

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull
Chief Executive Officer